UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2018

ECO-STIM ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	36909	20-8203420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2930 W. Sam Houston Pkwy N., Suite 275 Houston, TX (Address of principal executive offices)	77043 (Zip Code)

281-531-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2018, Eco-Stim Energy Solutions, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) in Houston, Texas. As of May 9, 2018, the record date for the Annual Meeting, 74,873,477 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 10,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred”), were issued and outstanding and entitled to vote at the Annual Meeting. The 10,000 outstanding shares of Series A Preferred as of the record date entitled the holders thereof to an aggregate of 8,695,652 votes at the Annual Meeting with respect to the matters upon which such shares were entitled to vote. A summary of the matters voted upon by the Company’s stockholders and the final voting results for each such matter are set forth below. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (“SEC”) on May 31, 2018.

Proposal One - Election of Directors

The Company’s stockholders elected each of the following persons as directors to serve until the next annual meeting and their successors have been elected and qualified. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian R. Stewart	67,419,348	541,702	5,224,537
Jon Christopher Boswell	66,489,965	1,471,085	5,224,537
Bjarte Bruheim	66,481,380	1,479,670	5,224,537
Christopher A. Krummel	66,490,537	1,470,513	5,224,537
Todd R. Snyder	67,419,348	541,702	5,224,537
Timothy L. Reynolds	67,419,348	541,702	5,224,537
Andrew Teno	66,487,176	1,473,874	5,224,537

Proposal Two - Non-Binding Advisory Vote to Approve the Company’s Named Executive Officers’ Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,356,475	417,860	186,715	5,224,537

Proposal Three – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders approved a proposal to ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
72,986,152	19,032	180,403	0

Proposal Four - Approval of the Third Amendment to the Eco-Stim Energy Solutions, Inc. 2015 Stock Incentive Plan

The Company’s stockholders approved the Third Amendment to the Company’s 2015 Stock Incentive Plan to (i) increase the number of shares of Common Stock authorized for issuance thereunder; (ii) increase the limitations associated with awards that may be granted to non-employee directors during any single calendar year from $500,000 (measured in terms of aggregate grant date fair value), or $600,000 in the first year an individual becomes a non-employee director, to $1.2 million with respect to any non-employee director that serves as the Chairman of the Company’s Board of Directors (the “Board”) during the applicable year; and (iii) make such other minor revisions as deemed necessary or appropriate. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,339,959	441,888	179,203	5,224,537

Proposal Five – Approval of the Series A Preferred Issuance Proposal

The Company’s stockholders approved the Company’s issuance of (i) up to 15,000 shares of Series A Preferred pursuant to the Securities Purchase Agreement entered into by and among the Company and four private investment funds under management by Fir Tree Partners on March 29, 2018, (ii) such number of additional shares of Series A Preferred as the Company may elect to issue in satisfaction of the preferred dividend payable on the outstanding shares of Series A Preferred in accordance with the terms and conditions of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock of the Company filed with the Nevada Secretary of State on March 29, 2018 (the “PIK Shares”), and (iii) such number of shares of Common Stock into which such shares of Series A Preferred (including any PIK Shares) may from time to time be convertible pursuant to the Certificate of Designation, in each case, as required by and in accordance with the applicable rules of NASDAQ. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,666,803	419,390	179,205	5,224,537

Proposal Six – Approval of the Future Share Issuance Proposal

The Company’s stockholders approved the issuance of up to 22,500,000 shares of Common Stock or securities convertible into up to 22,500,000 shares of Common Stock as the Board may approve at any time, and from time to time, within six months of the date of the Annual Meeting, as required by and in accordance with the applicable rules of NASDAQ. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
65,519,834	2,262,713	178,503	5,224,537

Proposal Seven – Approval of the Reverse Stock Split Proposal

The Company’s stockholders approved (i) a reverse stock split that will reduce the number of shares of outstanding Common Stock at a ratio of one-for-four to be effected at the discretion of the Board (with the Board reserving the right not to effect the reverse stock split) and (ii) a reduction of the number of authorized shares of Common Stock by a corresponding proportion (the “Reverse Stock Split”). The actual timing for implementation of the Reverse Stock Split, if any, will be determined by the Board based upon its evaluation as to if and when such action would be most advantageous to the Company and its stockholders. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
72,266,952	655,247	263,386	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-STIM ENERGY SOLUTIONS, INC.

	By:	/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

Date: June 21, 2018